UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      August 22, 2008

SALTON, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
0-19557	36-3777824
(Commission File Number)	(I.R.S. Employer Identification No.)

3633 Flamingo Road Miramar, Florida	33027
(Address of principal executive offices)	(Zip Code)

(954) 883-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 22, 2008, Salton, Inc., a Delaware corporation (the "Company"), entered into a definitive Purchase Agreement (the "Purchase Agreement") with Harbinger Capital Partners Master Fund I, Ltd., a company organized under the laws of the Cayman Islands (the “Master Fund”) and the majority stockholder of the Company, pursuant to which the Company has the right, in its sole discretion, to cause Master Fund to purchase from the Company, from time to time on or prior to August 22, 2011, at one or more closings (each a “Closing”), and subject to the satisfaction or waiver of certain conditions set forth in the Purchase Agreement, shares of a new series of non-convertible and non-voting Company preferred stock (which will rank pari passu to the Company’s Series D Nonconvertible (Non-Voting) Preferred Stock in all respects) to be named the Company’s Series E Nonconvertible (Non-Voting) Preferred Stock (“Series E Preferred Stock”). Under the terms of the Purchase Agreement, the Master Fund is committed to purchase up to 50,000 shares of Series E Preferred Stock for a purchase price, in immediately available funds, of $1,000 per share, or an aggregate of up to $50 million. The Company is not required, at any time, to exercise its rights to cause Master Fund to purchase any of the Series E Preferred Stock

The Company and the Master Fund have each made customary representations and warranties in the Purchase Agreement.

Under the Purchase Agreement, each Closing is subject to certain customary conditions, including, among others (i) the absence of any Material Adverse Effect (as defined in the Purchase Agreement) with respect to the Company since March 31, 2008, and (ii) the absence of any default or event of default under the Issuer’s Credit Agreements (as defined in the Purchase Agreement). In addition, Master Fund is not required to purchase any Series E Preferred Stock at any time at which it, together with its affiliates, owns less than a majority of the outstanding common stock.

The Purchase Agreement provides for certain customary termination rights for both the Company and the Master Fund, including, among others, that the Company may elect to terminate the Purchase Agreement by written notice at any time.

Each share of Series E Preferred Stock will have an initial liquidation preference of $1,000 per share and the holders thereof will be entitled to cumulative dividends payable quarterly at an annual rate of 16%. The complete terms of the Series E Preferred Stock are set forth in the terms of the Certificate of The Powers, Designations, Preferences And Rights Of The Series E Preferred Stock (the “Series E Certificate of Designation”) which was filed by the Company with the Secretary of State of Delaware immediately prior to the Initial Closing.

In connection with the initial closing of the Purchase Agreement on August 22, 2008 (“Initial Closing”), the Master Fund purchased from the Company 25,000 shares of Series E Preferred Stock in cash for a purchase price of $1,000 per share of Series E Preferred Stock. In connection with the transactions contemplated by the Purchase Agreement (the “Transactions”), on August 22, 2008 the Company, the Master Fund and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Fund”) entered into Amendment No. 1 to Registration Rights Agreement (the “Registrations Rights Agreement Amendment”) dated as of December 28, 2007 by and among the Company, the Master Fund and the Special Fund. Under the terms of the Registration Rights Agreement Amendment, the Company has agreed to provide the Master Fund, in its capacity of a holder of shares of Series E Preferred Stock, certain demand and piggyback registration rights.

The foregoing descriptions of the Purchase Agreement, Series E Certificate of Designation and the Registration Rights Agreement Amendment do not purport to provide all of the terms of such documents and are qualified in their entirety by reference to the full text of such document, copies of which are filed as Exhibit 10.1, 3.01 and 4.01 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosures in Item 1.01 are incorporated into this Item 3.02 by reference.

The shares of Series E Preferred Stock issuable to the Master Fund in connection with the Transactions are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to one or more exemptions therefrom, including Section 5 of the Securities Act set forth in Section 4(2) thereof and Regulation D promulgated thereunder. The Master Fund is an accredited investor as defined in Rule 501 of the Regulation D promulgated under the Securities Act.

Such shares of Series E Preferred Stock have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. The Company may be required to register the shares of Series E Preferred Stock under the Securities Act pursuant to the terms of the Registration Rights Agreement Amendment.

Forward-Looking Statements

This document includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect,' "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and difficult to predict. The Company undertakes no obligation to publicly revise any forward-looking statements to reflect events or circumstances that arise after the date hereof.

Additional Information and Where to Find It

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from the Company’s website (www.saltoninc.com) under the heading “Investors” and then under the item “SEC Filings.”

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
3.1	Certificate of The Powers, Designations, Preferences And Rights Of The Series E Preferred Stock dated as of August 22, 2008.
4.1

Amendment No. 1 to Registration Rights Agreement dated as of August 22, 2008 by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

10.1

Purchase Agreement, dated as of August 22, 2008, by and among Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd. (the schedules and exhibits have been omitted pursuant to Item 601 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 22, 2008

SALTON, INC.
By:	/s/ Lisa R. Carstarphen
Name: Lisa R. Carstarphen Title: Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

Exhibit 3.1	Certificate of The Powers, Designations, Preferences And Rights Of The Series E Preferred Stock dated as of August 22, 2008.

Exhibit 4.1

Amendment No. 1 to Registration Rights Agreement dated as of August 22, 2008 by and between Salton, Inc., Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

Exhibit 10.1

Purchase Agreement, dated as of August 22, 2008, by and among Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd. (the schedules and exhibits have been omitted pursuant to Item 601 of Regulation S-K).